FORM OF STANDSTILL AGREEMENT
This STANDSTILL AGREEMENT (this “Agreement”) dated as of [], 2016 is between Solazyme, Inc., a Delaware corporation (the “Company”), and [name of Investor], a [__________] (“Stockholder” or “Purchaser”).
RECITALS
WHEREAS, in connection with the purchase of shares of the Company’s Series A Preferred Stock, the Company and the Investors wish to enter this Agreement.
NOW, THEREFORE, in consideration of the Company’s transfer of Preferred Stock to Stockholder, all parties hereto agree as follows:

ARTICLE 1
Definitions
Section 1.01 Definitions. (a) The following terms, as used herein, have the following meanings:
“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with, such other Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Acquisition Proposal” means any offer or proposal for, or any indication of interest in, a merger or other business combination involving the Company or any subsidiary of the Company or the acquisition of a controlling equity interest in, or a substantial portion of the assets of, the Company or any subsidiary of the Company; provided that an aggregate equity interest constituting 20% or more of the Total Voting Power shall be considered a controlling equity interest.
“beneficial ownership” and “beneficially own” shall be determined in accordance with Rules 13d‑3 and 13d‑5 under the Exchange Act.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York are authorized by law to close.
“Common Stock” means the common stock of the Company, par value $0.001.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Person” means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Preferred Stock” means the Series A Preferred Stock of the Company, par value $0.001 per share.
“Restricted Securities” means any Voting Securities and any other securities or rights convertible into or exchangeable or exercisable (whether immediately or otherwise) for such Voting Securities.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Stockholder Group” means Stockholder and its Affiliates.
“Total Voting Power” means the aggregate number of votes which may be cast by holders of outstanding Voting Securities, calculated on an as-if converted basis in the case of securities that become Voting Securities only upon exercise or conversion thereof.
“Voting Securities” means all Common Stock of the Company entitled, in the ordinary course, to vote in the election of directors of the Company.

Section 1.02 Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any agreement or contract listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.
ARTICLE 2
Covenants of Stockholder
During the term of this Agreement, Stockholder agrees that:
Section 2.01 Acquisition of Voting Securities. Stockholder will not, and will not permit its Affiliates to, purchase or otherwise acquire, or agree or offer to purchase or otherwise acquire, beneficial ownership of any Voting Securities, if after giving effect thereto Stockholder, together with its Affiliates, would beneficially own Voting Securities representing more than 19.99% of Total Voting Power.
Section 2.02 Certain Actions. Stockholder will not, and will not permit its Affiliates to:
(a)make, or take any action to solicit, initiate or encourage, an Acquisition Proposal;
(b)“solicit”, or become a “participant” in any “solicitation” of, any “proxy” (as such terms are defined in Regulation 14A under the Exchange Act) from any holder of Voting Securities in connection with any vote on any matter, or agree or announce its intention to vote with any Person undertaking a “solicitation”;
(c)form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities;
(d)grant any proxies with respect to any Voting Securities to any Person (other than as recommended by the Board of Directors of the Company) or deposit any

Voting Securities in a voting trust or enter into any other arrangement or agreement with respect to the voting thereof; or
(e)propose any amendment to this Agreement that is or may be required to be publicly disclosed.
Section 2.03 Voting Arrangements. Stockholder shall cause all Voting Securities owned by the Stockholder Group to be represented, in person or by proxy, at all meetings of holders of Voting Securities of which Stockholder has actual notice, so that such Voting Securities may be counted for the purpose of determining the presence of a quorum at such meetings.

ARTICLE 3
Termination
Section 3.01 Termination. This Agreement shall terminate upon the earlier of the occurrence of any of the following:
(a)the fifth anniversary of the date of this Agreement;
(b)the written agreement of the Company and Stockholder to terminate this Agreement; and
(c)a Deemed Liquidation Event or a Liquidation Event (each as defined in the Certificate of Designations relating to the Company’s Series A Preferred Stock (the “Certificate of Designations”).

ARTICLE 4
Miscellaneous
Section 4.01 Specific Performance. Stockholder agrees that any breach by it of any provision of this Agreement would irreparably injure the Company and that money damages would be an inadequate remedy therefor. Accordingly, Stockholder agrees that the Company shall be entitled to seek one or more injunctions enjoining any such breach and requiring specific performance of this Agreement, in addition to any other remedy to which the Company is entitled at law or in equity.
Section 4.02 Notices. All notices, requests and other communications to either party hereunder shall be in writing (including e-mail, facsimile or similar writing) and shall be given, if to Stockholder, to such Stockholder at the address listed on the signature page hereto, if to the Company, to:
Solazyme, Inc.
225 Gateway Boulevard
South San Francisco, CA 94080
Attention: General Counsel
E-mail:
with a copy to:
Davis Polk & Wardwell

1600 El Camino Real
Menlo Park, CA 94025
or such other address or facsimile number as any party may hereafter specify for the purpose by notice to the other party hereto. Each such notice, request or other communication shall be effective when delivered at the address specified in this Section 4.02.
Section 4.03 Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Stockholder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.
(b)No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 4.04 Expenses. Except as otherwise provided herein and in Exhibit A hereto, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
Section 4.05 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither of the parties may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.
Section 4.06 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
Section 4.07 Entire Agreement. This Agreement (and all exhibits thereto), the Certificate of Designations, that certain Stock Purchase Agreement dated March 10, 2016 by and among the Company, the Stockholder and the other parties thereto, and that certain Registration Rights Agreement dated March 15, 2016 by and among the Company, the Stockholder and the other parties thereto, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect thereto. No representation, inducement, promise, understanding, condition or warranty not set forth herein or therein has been made or relied upon by any of the parties hereto.
Section 4.08 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflicts of law rules of such state.
Section 4.09 Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District

Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in ýSection 4.02 shall be deemed effective service of process on such party.
Section 4.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned Stockholder has executed this Agreement.
Date: _____________________

Stockholder
By:
Name:
Title:

Address:
_________________________________
_________________________________
_________________________________
Telephone: _______________________
Facsimile: ________________________
Email: ___________________________

[Signature Page to Standstill Agreement]

Accepted and agreed.

SOLAZYME, INC.
By:
Name:
Title:

[Signature Page to Standstill Agreement]